UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                               FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

             Date of Report(Date of earliest event reported)
                            August 07, 2009
                            ---------------

                      Aftermarket Enterprises, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                               Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

                333-141676                      20-5354797
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

              933 S. 4th Street, Unit A, Grover Beach, CA 93433
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                805-457-6999
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) On August 7, 2009, the Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same day, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009 the PCAOB revoked the registration of Moore & Associates Chartered because of violations of PCAOB rules and auditing standards in auditing financial statements, violations of PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. The Company was provided no notice of the aforementioned problems by Moore and Associates prior to being notified by Moore on August 7, 2009 that they would not be handling SEC clients in the future.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore has indicated on advice of counsel that they will not provide a letter as to the statements in this Form 8-K/A.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

c) Although registrant does not believe there are any misstatements or inaccuracies in the financial statements for any historical periods audited by Moore, as a result of the revocation of the PCAOB registration of Moore & Associates, Chartered, registrant will be required to re-audit the fiscal year ending 12-31-08.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                        Aftermarket Enterprises, Inc.
                                        -----------------------------
                                                 Registrant


                                    /s/ Adam Anthony
                                  -------------------------------------------
                                  By:   Adam Anthony
                                  Its:  President and Chief Executive Officer
Dated: September 10, 2009
       ------------------